Exhibit 10.14

PAXMEDICA, INC.

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

This CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of ____, 2020 (the “Effective Date”), by and between PaxMedica, Inc., a Delaware corporation (the “Company”), and ______ (the “Investor”).

WHEREAS, on the terms and conditions set forth herein, Investor is willing to purchase from the Company convertible promissory notes in the aggregate principal amount of up to $_______.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.            Definitions. In addition to any terms defined elsewhere in this Agreement, the following terms have the meanings indicated for purposes of this Agreement:

1.1            “Conversion Shares” means the capital stock into which the Notes may be converted pursuant to the terms of the Notes.

2.            The Loan Commitment.

2.1            Loan Commitment. Subject to the terms and conditions of this Agreement, the Investor agrees to make a loan (the “Loan”) to the Company in the aggregate principal amount of up to $____. The proceeds of the Loan shall be used by the Company for general working capital.

2.2            Notes. The Loan made by the Investor shall be evidenced by one or more promissory notes (collectively, the “Notes”) of the Company in substantially the form attached hereto as Exhibit A.

2.3            Closing. The purchase and sale of the Notes (each a “Closing”) shall take place by electronic exchange of documents and signatures, at such time or times as the Investor makes a Loan pursuant to Section 2.1 above, provided that the maximum aggregate principal amount of Notes sold under this Agreement shall not exceed $___. Any such sale shall be upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement and such persons or entities shall have the rights and obligations of an Investor hereunder. The Company the Investor shall hold an initial Closing on the Effective Date (the “Initial Closing”).

2.4            Delivery. Within a reasonable time following each Closing, the Company shall deliver to Investor a Note evidencing the Loan.

3.            Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, as of the Initial Closing:

3.1            Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted, to execute and deliver this Agreement and the Notes (collectively, the “Transaction Documents”), to issue and sell the Notes and to perform its obligations under the Transaction Documents. The Company has not failed to qualify to transact business as a foreign corporation in any jurisdiction where the failure to be so qualified would have a material adverse effect on its business, properties or financial condition (a “Material Adverse Effect”).

3.2            Authorization and Enforceability. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents and the performance of all obligations of the Company thereunder has been taken or will be taken prior to the Initial Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3            Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement or the offer, sale or issuance of the Notes, other than (a) such filings as shall have been made prior to the applicable Closing, and (b) any notices of sale required to be filed with the Securities and Exchange Commission pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or post-closing filings required to be filed under applicable state securities laws, which shall be timely filed within the applicable periods.

3.4            Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect, and the Company is not in default in any material respect under any of such franchises, permits, licenses or other authority.

3.5            Compliance with Other Instruments. The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, any provision of any material mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the Company’s knowledge, any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company other than any such violation or default that would not have a Material Adverse Effect. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not, with or without the passage of time or the giving of notice, result in any such violation or default, the creation of any material lien, charge or encumbrance upon any assets of the Company, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company.

3.6            Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company that questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents, or to consummate the transactions contemplated thereby, or that might result, if determined adversely to the Company, in a Material Adverse Effect, or in any material change in the current equity ownership of the Company.

3.7            No “Bad Actor” Disqualification. The Company has exercised reasonable care to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer or other officer participating in the sale of the Notes; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Notes; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the sale of the Notes of any Solicitor or general partner or managing member of any Solicitor.

4.            Representations and Warranties of the Investors. The Investor hereby represents and warrants that:

4.1            Authorization. Such Investor has full power and authority to enter into the Transaction Documents, and the Transaction Documents constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2            Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Notes and any capital stock issuable upon conversion of the Notes (collectively, the “Securities”) will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to any third person.

4.3            Reliance upon Investors’ Representations. Such Investor understands that the Notes are not, and any capital stock acquired on conversion or exercise thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Company’s reliance on such exemption is based on the Investors’ representations set forth herein. Such Investor realizes that the basis for such exemption may not be present if, notwithstanding such representations, such Investor has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Investor has no such intention.

4.4            Receipt of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investors to rely thereon.

4.5            Investment Experience. Such Investor is experienced in evaluating and investing in securities of companies in the development stage and is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities and is able, without impairing such Investor’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of such Investor’s investment. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities.

4.6            Accredited Investor. Such Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

4.7            Restricted Securities. Such Investor understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, such Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

4.8            Legends. Each of the Investors understands and agrees that the Securities shall be endorsed with the legend set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the Securities represented by any such certificate without complying with the restrictions on transfer described in such legend (except that the Company shall not require an opinion of counsel in connection with a transfer to an affiliated entity or pursuant to Rule 144):

“THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

4.9            Foreign Investor. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the purchase of the Securities and this Agreement, including (a) any foreign exchange restrictions applicable to such purchase, (b) any governmental or other consents that may be required, and (c) any tax consequences that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

5.            Pari Passu with All Notes. Each Note shall rank equally without preference or priority of any kind with each of the Notes issued by the Company. All payments of principal and interest with respect to the Notes shall be applied ratably and proportionately on each such Note on the basis of the original principal amount of outstanding indebtedness represented by such Note.

6.            Non-Reliance.

6.1            In making an investment decision, the Investor understands that it must rely on its own examination of the Company and the terms of the Notes, including the merits and risks involved, and is aware that the Investor is required to bear the financial risks of this investment for an indefinite period of time;

6.2            The Investor is not relying on the Company with respect to the legal, tax, economic and related considerations of an investment in the Notes, and the Investor relied on the advice of, or has consulted with, only its own advisors;

6.3            In evaluating the suitability of an investment in the Notes and the Company, the Investor has not relied upon any representation or information (oral or written) other than as stated in this Agreement or the corporate overview presentation delivered by the Company (the “PaxMedica Overview”);

6.4            The Investor understands and acknowledges that (a) there are substantial doubts about the Company’s ability to continue as a going concern; (b) the Company will have broad discretion with respect to the application of the remaining funds received by the Company in the offering of the Notes and the Company may not use the proceeds effectively;

6.5            The Investor acknowledges that any estimates or forward-looking statements or projections (including projections of future expenses, pricing, or clinical developments) included in any materials provided by the Company to the Investor in connection with the offering of the Notes were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon. IN PARTICULAR, THE INVESTOR ACKNOWLEDGES AND AGREES THAT:

6.5.1            THE PAXMEDICA OVERVIEW FURNISHED TO THE INVESTOR IN CONNECTION WITH THE OFFERING CONTAINS “FORWARD-LOOKING STATEMENTS” AS THAT TERM IS DEFINED IN SECTION 27A OF THE SECURITIES ACT, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED;

6.5.2            SUCH FORWARD LOOKING STATEMENTS ARE BASED ON THE CURRENT INTENTIONS, EXPECTATIONS, ESTIMATES AND PROJECTIONS OF THE COMPANY’S MANAGEMENT REGARDING THE COMPANY’S PROPOSED BUSINESS PLANS, ITS ABILITY TO EXECUTE SUCH BUSINESS PLANS, AND EXPECTATIONS REGARDING THE PRICING OF OTHER COMPETITIVE PRODUCTS, AND THAT BECAUSE SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, THE ACTUAL RESULTS AND PERFORMANCE OF THE COMPANY MAY DIFFER MATERIALLY FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS;

6.5.3            AS SUCH, THE COMPANY HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROJECTIONS, ESTIMATES, FORECASTS OR BUDGETS HERETOFORE DELIVERED TO OR MADE AVAILABLE TO THE INVESTOR OF FUTURE REVENUES, EVENTS, EXPENSES, EXPENDITURES, FUTURE RESULTS OF OPERATIONS, EXPECTED RETURNS, THE PRICING OF OTHER COMPETITIVE PRODUCTS OR SIMILAR INFORMATION INCLUDING, BUT NOT LIMITED TO, ANY OF FOREGOING SET FORTH WITHIN THE PAXMEDICA OVERVIEW;

6.5.4            ACCORDINGLY, IN MAKING ITS INVESTMENT DECISION, THE INVESTOR HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, FROM THE COMPANY WITH RESPECT TO THE FORWARD LOOKING STATEMENTS SET FORTH WITHIN THE PAXMEDICA OVERVIEW; AND

6.5.5            THEREFORE THE INVESTOR WAIVES ANY RIGHT HE, SHE OR IT MAY HAVE AGAINST THE COMPANY FOR ANY LOSS OR DAMAGE RESULTING FROM THE USE OF OR RELIANCE UPON ANY SUCH FORWARD LOOKING STATEMENTS SET FORTH WITHIN THE PAXMEDICA OVERVIEW.

7.            Miscellaneous.

7.1            Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

7.2            Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under this Agreement, except as expressly provided in this Agreement.

7.3            Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

7.4            Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and upon such delivery any such signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

7.5            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6            Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, addressed (a) if to an Investor, as indicated on the signature page hereto, or at such other address as such Investor shall have furnished to the Company in writing at least five (5) days prior to any notice to be given hereunder, or (b) if to the Company, at its principal office, Attention: Chief Financial Officer, or at such other address as the Company shall furnish to each Investor in writing at least five (5) days prior to any notice to be given hereunder. All such notices and other written communications shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by facsimile, upon receipt of appropriate written confirmation of receipt, or five (5) days after deposit with the United States Postal Service, by registered or certified mail, or one (1) day after deposit with next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice, or, if sent by electronic mail, when directed to any electronic mail address set forth on the Schedule of Investors attached hereto as Exhibit A.

7.7            Finders’ Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company and each other Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.8            Attorneys’ Fees. Each party is responsible for its own legal fees and expenses related to this transaction.

7.9            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver so effected shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities and the Company. The Investor acknowledges that by the operation of this Section 6.9 the Investor will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

7.10            Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.11            Severability. If any provision of this Agreement is held to be illegal or unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.12            California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

PAXMEDICA, INC.

By:
Name:	Joseph Lucchese
Title:	Chief Financial Officer
Address:	50 Tice Blvd, Suite A26 Woodcliff Lake, NJ 07677

PaxMedica, Inc.

Convertible Note Subscription Agreement

Signature Page

INVESTOR:

By:
Name:
Title:
Address:

PaxMedica, Inc.

Convertible Note Subscription Agreement

Signature Page

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

B-1